UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Under §240.14a-12

EMERGING VISION, INC.

(Names of Registrant as Specified in its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

July 2, 2004

WHY YOU CAN’T TRUST FERNANDEZ AND HORIZONS

Dear Fellow Shareholders:

If you’re thinking about voting for the hand-picked nominees of Fernandez and Horizons Investors Corp. at the upcoming Annual Meeting of Shareholders, think again.

Fernandez says:

He and his hand-picked nominees are “experienced, mature and independent business people. . .” who should be entrusted with your Company’s future?

The National Labor Relations Board said:

Horizons Hotel Corp. (“Horizons Hotel”), a company owned by Fernandez, committed “unfair labor practices.” (NLRB v. Horizons Hotel Corp. d/b/a Carib Inn of San Juan, 312 NLRB 1212 (1993)).

The U. S. District Court said:

“The [National Labor Relations Board] found that ‘Fernandez improperly manipulated corporate assets to evade obligations to creditors.’” (Emphasis added) (Brooklyn Manor Corp. v. NLRB, 1999 WL 1011935 (September 22, 1999, E.D.N.Y))

The U. S. District Court also said:

“The [National Labor Relations Board] suspects that ‘improper siphoning’ and ‘fraudulent transfers’ of [Horizons Hotel’s] assets may have occurred. . . .” (Emphasis added) (Id. at *3)

The New York Times said:

“In 1996, an administrative law judge ruled that Mr. Fernandez had stolen money from residents [at Brooklyn Manor, a nursing home owned and operated by Fernandez] and had run a neglect-ridden home, concluding that the state had grounds to revoke his license. But regulators, who at the time worked for the State Department of Social Services, subsequently withdrew the case without explanation.” (Emphasis added) (NYT, June 3, 2002)

The New York State Department of Health said:

Brooklyn Manor, which had committed numerous and repeated violations of and non-compliance with its Rules and Regulations, “should not be used as a placement source” because of “Systemic Endangerment.” (Emphasis added) (NYS Department of Health Referral Suspension List; DOH News, Sept. 13, 2002; DOH Adult Care Facility Quarterly Survey From January 1, 2004 through March 31, 2004)

Newsday said:

Herman Badillo, one of Fernandez’s hand-picked director nominees, “was rejected for a nursing home license in 1987 because his partner [Fernandez], an adult home operator with a history of neglecting patients, was found to be unfit according to state records.” (Emphasis added) (Newsday, July 22, 1993)

Newsday also said:

Badillo was legal counsel for Prospect, Inc., “a Fernandez promoted but ill-fated proposal to turn a defunct South Bronx hospital into a drug rehabilitation clinic” which was “attacked by government watchdogs for spending about $175,000 on the project even though it expired without treating a single addict,” and that “[s]ome of the [$175,000] was spent paying the rent on Fernandez’ one-bedroom Manhattan apartment.” (Emphasis added) (Newsday, July 22, 1993)

The New York Times said:

Joseph Erazo (another of Fernandez’ nominees), resigned in 1999 as the director of New York’s Correctional Health Services agency, and that during “Mr. Erazo’s yearlong tenure, the [Correctional Health Services] agency has been widely criticized by the Board of Corrections, a watchdog agency, for failing to monitor the quality of jail care adequately, and for being uncooperative with outside agencies and investigators.”

Mr. Erazo was “fired from his previous job as executive director of the Nassau County Medical Center” because of what was described as “an abrasive style.” In August 1998, Erazo was “forced off” the Campaign Finance Board of the City of New York. (Emphasis added) (NYT, July 10, 1999)

What should you say?

MR. FERNANDEZ – ARE YOU KIDDING?!!!

YOU CAN’T TRUST FERNANDEZ AND HIS NOMINEES

DON’T PLACE THE FUTURE OF YOUR COMPANY IN THEIR HANDS!

WE URGE YOU TO CAREFULLY CONSIDER WHAT YOU HAVE JUST READ. WE RECOMMEND THAT YOU USE THE WHITE PROXY CARD ENCLOSED, FOR YOUR CONVENIENCE, WITH THIS LETTER AND VOTE “FOR” THE ELECTION OF EACH OF ROBERT COHEN, ALAN COHEN, JOEL L. GOLD, HARVEY ROSS, CHRISTOPHER G. PAYAN AND SEYMOUR G. SIEGEL.

HOW TO PROTECT YOUR INTERESTS

To Vote For Emerging Vision’s Nominees On-Line Or By Toll-Free Telephone:

1.	Dial the toll-free number appearing on the front of your WHITE proxy card, or use www.proxyvote.com up until 11:59 p.m. eastern time through July 13, 2004. Please have your 12-digit control number ready. Your control number is located in the upper right hand corner black box on the reverse side of your WHITE proxy card.

2.	Voting On-Line or by toll-free telephone is the quickest way to cast your vote for Emerging Vision’s nominees.

To Vote For Emerging Vision’s Nominees By WHITE Proxy Card:

1.	You should have received Emerging Vision’s definitive proxy materials. We urge you to vote “FOR” Emerging Vision’s nominees using the WHITE proxy card enclosed with this letter.

2.	We urge you to discard any blue proxy card Fernandez or his company Horizons will be sending to you, or which you already may have received. Please note that a “withhold authority” vote on the blue proxy card is not effective to vote for the Company’s nominees.

2

The only way to vote “FOR” your company’s nominees is to sign and return a WHITE proxy card.

3.	Even if you previously have returned a blue proxy card, at any time prior to the Annual Meeting, you can change any vote you may have cast in favor of Fernandez’/Horizons’ nominees, and vote, instead, for the election of Emerging Vision’s nominees by subsequently signing, dating and returning the enclosed WHITE proxy card. Only your latest signed and dated proxy will determine how your shares will be voted at the Annual Meeting. Please use only the WHITE proxy card.

4.	If any of your shares are held in the name of a bank, broker or other nominee, we suggest that you promptly contact the party responsible for your account and direct them to vote your shares for the Company’s nominees by using and returning the WHITE proxy card.

For more information, please call Georgeson Shareholder Communications Inc., our proxy solicitor, using the contact information in the box below, or contact our Chief Executive Officer, Christopher G. Payan, at (516) 390-2134 or chris.payan@sterlingoptical.com.

17 State Street, 10th Floor

New York, NY 10004

Toll Free (800) 733-0823

Email info@georgesonshareholder.com

Banks and Brokerage Firms please call collect:

(212) 440-9800

3

Remember, voting the WHITE proxy is a vote for the future of your Company.

Alan Cohen

Chairman of the Board of Directors

Robert Cohen

Director

Joel L. Gold

Director

Christopher G. Payan

Director and Chief Executive Officer

4

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EMERGING VISION, INC. ANNUAL MEETING OF SHAREHOLDERS: Wednesday, July 14, 2004	EMERGING VISION, INC. 7/14/04

The undersigned shareholder of Emerging Vision, Inc., a New York corporation (the “Company”), hereby appointees Mr. Christopher G. Payan, the Company’s Chief Executive Officer, and Mr. Samuel Z. Herskowitz, the Company’s Co-Chief Operating Officer, or either of them, voting singly in the absence of the others, as his/her/its attorney(s) and proxy(ies), with full power of substitution and revocation, to vote, as designated on the reverse side, all of the shares of the Capital Stock of Emerging Vision, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10186, at 10:00 a.m. (local time), on Wednesday, July 14, 2004, or any adjournment, adjournments, postponements or continuations thereof, in accordance with the instructions hereof.

	☐	FOR ALL NOMINEES
	☐	WITHHOLD ALL NOMINEES
	☐	WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEES(S) BELOW.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted “FOR” each of the nominees listed in Proposal No. 1. The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the Meeting.	FOR [DO] [DO] [DO] [DO] [DO] [DO] [DO] [DO] [DO] [DO]	AGAINST ABSTAIN [NOT] [USE] [NOT] [USE] [NOT] [USE] [NOT] [USE] [NOT] [USE] [NOT] [USE] [NOT] [USE] [NOT] [USE] [NOT] [USE] [NOT] [USE]

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK ONLY

SEE VOTING INSTRUCTIONS NO. 3 ON REVERSE

WHITE PROXY

ACCOUNT NO:

CUSIP:

CONTROL NO:

CLIENT NO:

This Board of Directors recommends a vote “FOR” Item 1.

ITEM 1 — ELECTION OF CLASS I (FOR A TERM EXPIRING IN 2005) AND CLASS II

   (FOR A TERM EXPIRING IN 2006) DIRECTORS:-------->>>

01) ALAN COHEN (Class I Director)

02) HARVEY ROSS (Class I Director)

03) SEYMOUR G. SIEGEL (Class I Director)

04) ROBERT COHEN (Class II Director)

05) JOEL L. GOLD (Class II Director)

06) CHRISTOPHER G. PAYAN (Class II Director)

The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the Meeting.

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.		PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR --->>> ☐ SHARES AT THE MEETING

ENTER YOUR VOTING INSTRUCTIONS AT 1-800-454-8683 OR WWW.PROXYVOTE.COM UP UNTIL 11:59 PM EASTERN TIME THE DAY BEFORE THE CUT-OFF OR MEETING DATE.

WHITE PROXY

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE: ☒		___________________ __________ SIGNATURE(S) DATE

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

---------------------------------------------------------------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF EMERGING VISION, INC.

ANNUAL MEETING OF SHAREHOLDERS: Wednesday, July 14, 2004

P R O X Y	The undersigned shareholder of Emerging Vision, Inc., a New York corporation (the “Company”), hereby appoints Mr. Christopher G. Payan, the Company’s Chief Executive Officer, and Mr. Samuel Z. Herskowitz, the Company’s Co-Chief Operating Officer, or either of them, voting singly in the absence of the others, as his/her/its attorney(s) and proxy(ies), with full power of substitution and revocation, to vote, as designated on the reverse side, all of the shares of the Capital Stock of Emerging Vision, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166, at 10:00 a.m. (local time), on Wednesday, July 14, 2004, or any adjournment, adjournments, postponements or continuations thereof, in accordance with the instructions on the reverse side hereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted “FOR” each of the nominees listed in Proposal No. 1. The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the Meeting.

SEE REVERSE SIDE

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

☒	Please mark votes as in this example.

The Board of Directors recommends a vote “FOR” Item 1.

1.	ELECTION OF CLASS I (FOR A TERM EXPIRING	FOR	WITHHELD
	IN 2005) AND CLASS II (FOR A TERM EXPIRING IN 2006) DIRECTORS:	☐	☐

ALAN COHEN (Class I Director) HARVEY ROSS (Class I Director) SEYMOUR G. SIEGEL (Class I Director) ROBERT COHEN (Class II Director) JOEL L. GOLD (Class II Director) CHRISTOPHER G. PAYAN (Class II Director)

For all nominees, except for nominees written below.

Nominee exception(s)

The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the Meeting.
Dated , 2004 Signature(s) Signature(s)

Note:    Please sign as name appears hereon.

Joint owners should each sign. When signing as

attorney, executor, administrator, trustee or

guardian, please give full title as such. If a

corporation, please sign in full corporate name by

an authorized officer. If a partnership, please sign

in partnership name by an authorized person.